UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman, CEO and Co-CIO Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: December 31, 2016

DATE OF REPORTING PERIOD: January 1, 2016 through June 30, 2016

ITEM 1. REPORT TO SHAREHOLDERS.

Growth and Income Portfolio
SEMIANNUAL REPORT JUNE 30, 2016

Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

JOHN P. CALAMOS, SR.
Chairman and Global CIO

Dear Contract Holder:

Welcome to your semiannual report for the six-month period ended June 30, 2016. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Growth and Income Portfolio.

Over the past six months, the U.S. stock and convertible markets have advanced, but the period has been characterized by high levels of volatility. Market participants have been concerned about the health of the global economy, fluctuations in commodity prices, the strength of the dollar relative to other currencies, and policy decisions from the Federal Reserve and other global central banks. We have also seen apprehension due to political uncertainties, including those related to populist sentiment—such as the UK’s referendum in favor of leaving the European Union.

We believe the U.S. and global economies are positioned for continued slow growth over the near term. However, we expect markets will remain volatile, due in large measure to political crosscurrents in the U.S. and around the world.

We believe this Portfolio is well suited for this environment because of its emphasis on providing lower-volatility participation in the stock market, with reduced sensitivity to interest rate changes. Even when markets are advancing briskly, downside risk management remains important because periods of market ebullience can give way to brisker sell-offs when sentiment falters. Also, history has shown that interest rates can rise quickly, catching investors by surprise.

This Portfolio invests primarily in stocks and convertible securities, which differentiates it from balanced portfolios that invest exclusively in stocks and bonds. Convertible securities have historically provided resilience during periods of stock market volatility, with less vulnerability to interest rate changes than traditional fixed income securities.

Thank you for your continued trust in Calamos Investments. We are honored you have chosen us to help you achieve your financial goals. Please visit us at www.calamos.com for additional commentary from our investment team.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Calamos Advisors LLC

Investment Team Discussion

SECTOR WEIGHTINGS
Information Technology	21.2%
Consumer Discretionary	15.0
Financials	14.3
Health Care	13.3
Industrials	11.4
Consumer Staples	9.4
Energy	5.0
Utilities	2.5
Telecommunication Services	2.0
Materials	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

For the six-month period ended June 30, 2016, the Portfolio increased 0.48% (Class A shares at net asset value) versus a return of 3.84% for the S&P 500 Index and gain of 2.19% for the Value Line Convertible Index.

During the period’s bouts of downside volatility and especially during the Brexit two-day rout, the Portfolio managed to protect assets during the market’s rapid selloff. In the market’s recovery, the Portfolio participated but did not own as many value-oriented and cyclical names that the market favored as U.S. and global recessionary fears abated.

We manage this Portfolio with the goal of achieving upside equity participation and potential downside protection over full market cycles via a quality-growth strategy. Since its inception on May 18, 1999, the Portfolio returned 6.68% on an annualized basis (Class A shares at net asset value) versus a 4.61% gain for the S&P 500 Index and a 6.61% return for the Value Line Convertible Index.

What is the Portfolio’s investment strategy?

Calamos Growth and Income Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed income securities of U.S. companies without regard to market capitalization. In pursuing its total return investment objective, the Portfolio’s investment team attempts to utilize these different securities to strike the appropriate balance of risk/reward in terms of optimizing growth and income. As we focus on managing volatility, our goal is for the Portfolio to participate in a greater portion of equity market upside than downside over the long term.

Discuss the Portfolio’s lower-volatility* characteristics.

We believe the Portfolio’s historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Portfolio has had a beta of 0.72 (Class A shares) versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Although our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this offers lower downside capture, which is a critical part of our risk management process, but it can also cause the Portfolio returns to lag the benchmark return during periods of strong market performance. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the benchmark since inception.

*	The Portfolio’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Portfolio. The Portfolio’s investment objective does not seek to reduce volatility, and as a result, the Portfolio may experience volatility in some market conditions.

2     CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

What factors influenced performance?

Equities experienced a steep sell-off that started just prior to the end of 2015 through February 11, 2016. Concerns of falling commodity prices, China’s economic growth and potential currency devaluations, and U.S. earnings fueled recessionary fears and led investors into safe-haven investments and out of higher-growth businesses. As modest-yet-positive economic data was reported, investors returned to the equity market with a preference for value, cyclical and higher-dividend stocks.

Value did well overall for the six-month period with the Russell 3000 Value Index gaining 6.29% versus the Russell 3000 Growth Index’s modest 1.14% rise. This trend had a negative impact on the Portfolio with its quality growth bias. In the same vein, the Federal Reserve signaled in April that the global economy was growing at an ample pace, which provided a boost to more cyclically oriented businesses. We tend to underweight these sectors because of their low-growth prospects over time, though this worked against the Portfolio over the short-term period.

Investors appeared to be caught off guard by the June 23, 2016, U.K. referendum result to leave the European Union. U.S. stocks tumbled 5% over the course of two days but recovered the following three days. Although the panic over Brexit was short-lived, it’s noteworthy that the Portfolio resisted the full brunt of the downturn and preserved investor capital. Overall, the Portfolio provided a less-volatile path for investors while participating in the equity markets—this was thanks in part to the Portfolio’s convertible holdings. Convertibles rose in April, May and June and outperformed both the broad equity market and their underlying equities.

In terms of economic sectors, selection in consumer discretionary and health care contributed most to performance versus the S&P 500 Index during the six-month period. In particular, selection in catalog retail as well as houseware and specialties added value through both stocks and convertibles. We believe the consumer to be in overall good health, but we are selective in the sector. Conversely, our selection in consumer staples, though positive, underperformed relative to the S&P 500 Index. Specifically, hypermarkets and super centers detracted among consumer staples. We appreciate the consistency and stability of consumer staples, but we have been wary of the higher valuations the market has placed on the sector because of perceived safety. Selection in information technology also hindered results, especially in systems software.

Relative performance was negatively impacted by individual stocks the Portfolio did not own, all representing lower and no-growth names with higher yields that were more in favor among investors during the quarter. These types of names appear to be expensive relative to their growth prospects and representative of investors overpaying for perceived safety, in our view.

Investment Team Discussion

GROWTH OF $  10,000 FOR 10 YEAR PERIOD ENDED 6/30/16

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 6/30/16

6 MONTHS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
0.48%	0.47%	7.00%	5.03%	5.31%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Describe the Portfolio’s participation in up and down markets since its inception.

The Portfolio invests in a combination of stocks, convertible securities and bonds to offer a total-return-oriented investment that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term trends. The chart below shows how the Portfolio performed through distinct market periods. In the five major market periods shown, the Portfolio has generally participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

4     CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Portfolio historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the down market was captured by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper.

How is the Portfolio positioned?

The Portfolio’s largest weightings were found within the information technology, consumer discretionary, financials and health care sectors. Our positioning reflected a cautious but positive long-term outlook and we are mindful of risk and valuations. Regardless of the sector, we seek to identify companies with sustainable competitive advantages, accelerating fundamentals, growth potential uncaptured by current analysts’ estimates, and identifiable catalysts. Among the themes we expect will drive growth are productivity enhancements, demographic shifts, data digitalization and security, advancements in biotechnology and genomics, and global infrastructure buildout. We remain cognizant of valuations within the Portfolio and have reduced exposure to more expensive names when given the opportunity. While we have been active in many sectors, absolute and relative changes to the Portfolio have been moderate. Among selected changes in the period, we reduced the weight to financials as the path of interest rates, as indicated by Chair Janet Yellen of the Federal Reserve, appears to be lower for longer.

Investment Team Discussion

We increased the consumer discretionary weight based on our positive view of personal income and consumption as well as more compelling relative valuations. We have been monitoring consumer names for opportunities to add to the Portfolio during market volatility.

What closing thoughts do you have for Portfolio shareholders?

We believe the U.S. market will have modestly positive returns and may represent a compelling equity market in a low-return world. We do not foresee a recession in the U.S., but trends in housing and employment point to a slow-growth economy. The market may experience additional bouts of volatility, particularly when confronted with news from the Federal Reserve regarding potential interest rate moves. Growth may remain scarce, so we believe investors may be willing to pay for those businesses that can offer superior growth. Given the market’s volatile episodes, we expect to be a bit more cautious of valuations as higher-valued stocks may have a greater potential for sell-offs when volatility returns. We believe our flexibility to utilize convertibles and equities underscores the Portfolio’s ability to help manage risk in this environment.

6     CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2016 to June 30, 2016, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, January 1, 2016 and held through June 30, 2016.

Actual Expenses per $1,000*	$7.93
Actual - Ending Balance	$1,004.80
Hypothetical Expenses per $1,000*	$7.97
Hypothetical - Ending Value	$1,016.96
Annualized expense ratio	1.59%

*   Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366.

8     CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments  June 30, 2016 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
CONVERTIBLE BONDS (16.8%)
		Consumer Discretionary (4.5%)
60,000		Ctrip.com International, Ltd.
		1.250%, 10/15/18	$72,679
320,000		Liberty Interactive, LLC (Time Warner Cable,
		Inc., Time Warner, Inc.)§
		0.750%, 03/30/43	365,450
225,000		Liberty Media Corp.
		1.375%, 10/15/23	223,722
		Priceline Group, Inc.
150,000		1.000%, 03/15/18	208,302
130,000		0.900%, 09/15/21	131,880
145,000		Tesla Motors, Inc.
		1.250%, 03/01/21	119,581
			1,121,614

		Financials (0.8%)
135,000		Ares Capital Corp.
		4.750%, 01/15/18	140,090
50,000		Spirit Realty Capital, Inc.
		2.875%, 05/15/19	53,910
			194,000

		Health Care (1.3%)
19,000		BioMarin Pharmaceutical, Inc.
		1.500%, 10/15/20	22,011
110,000		Hologic, Inc.‡
		0.000%, 12/15/43	134,223
175,000		Illumina, Inc.
		0.000%, 06/15/19	170,598
			326,832

		Industrials (1.7%)
85,000		Air Lease Corp.
		3.875%, 12/01/18	103,231
60,000	EUR	Safran, SA
		0.000%, 12/31/20	61,184
250,000		Siemens, AG
		1.050%, 08/16/17	257,090
			421,505

		Information Technology (8.1%)
135,000		Citrix Systems, Inc.
		0.500%, 04/15/19	150,601
70,000		Euronet Worldwide, Inc.
		1.500%, 10/01/44	79,915
200,000		Intel Corp.
		3.250%, 08/01/39	326,216
140,000		Microchip Technology, Inc.
		1.625%, 02/15/25	155,297
70,000		NVIDIA Corp.
		1.000%, 12/01/18	163,151
200,000		NXP Semiconductors, NV
		1.000%, 12/01/19	217,244
PRINCIPAL
AMOUNT		VALUE
140,000	ON Semiconductor Corp.
	1.000%, 12/01/20	$ 125,562
105,000	Red Hat, Inc.^
	0.250%, 10/01/19	127,217
205,000	Salesforce.com, Inc.
	0.250%, 04/01/18	264,942
	WebMD Health Corp.
75,000	2.625%, 06/15/23*	73,268
25,000	2.500%, 01/31/18	27,599
115,000	Workday, Inc.
	0.750%, 07/15/18	127,751
200,000	Yahoo!, Inc.
	0.000%, 12/01/18	198,559
		2,037,322

	Materials (0.4%)
102,000	RTI International Metals, Inc.
	1.625%, 10/15/19	108,772

	TOTAL CONVERTIBLE BONDS
	(Cost $4,009,742)	4,210,045

CORPORATE BONDS (5.8%)
	Consumer Discretionary (2.9%)
53,000	Dana Holding Corp.
	5.500%, 12/15/24	50,515
	DISH DBS Corp.
70,000	5.875%, 07/15/22	68,119
70,000	5.125%, 05/01/20	71,444
140,000	Expedia, Inc.
	5.950%, 08/15/20	156,723
65,000	GameStop Corp.*
	6.750%, 03/15/21	64,594
100,000	Home Depot, Inc.
	2.700%, 04/01/23	104,908
140,000	L Brands, Inc.
	5.625%, 02/15/22	150,937
25,000	Lowe’s Companies, Inc.
	3.875%, 09/15/23	28,002
20,000	PVH Corp.
	4.500%, 12/15/22	20,250
		715,492

	Consumer Staples (0.6%)
135,000	Wal-Mart Stores, Inc.
	3.300%, 04/22/24	148,246

	Financials (0.5%)
50,000	Berkshire Hathaway, Inc.
	2.750%, 03/15/23	51,689
70,000	Neuberger Berman Group, LLC*
	5.875%, 03/15/22	72,930
		124,619

See accompanying Notes to Schedule of Investments	9

Schedule of Investments  June 30, 2016 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
	Health Care (0.1%)
30,000	Universal Health Services, Inc.*
	4.750%, 08/01/22	$30,581

	Industrials (0.2%)
60,000	Icahn Enterprises, LP
	4.875%, 03/15/19	58,950

	Information Technology (1.2%)
20,000	ACI Worldwide, Inc.*
	6.375%, 08/15/20	20,500
135,000	Alphabet, Inc.
	3.375%, 02/25/24	149,022
65,000	Apple, Inc.
	3.450%, 05/06/24	70,715
75,000	Brocade Communications Systems, Inc.
	4.625%, 01/15/23	72,609
		312,846

	Materials (0.3%)
65,000	Alcoa, Inc.
	5.125%, 10/01/24	65,487
	TOTAL CORPORATE BONDS
	(Cost $1,419,356)	1,456,221

U.S. GOVERNMENT AND AGENCY SECURITIES (0.8%)
	Other (0.8%)
	United States Treasury Note
125,000	1.000%, 06/30/21	125,696
63,000	1.625%, 05/15/26	63,806
	TOTAL U.S. GOVERNMENT
	AND AGENCY SECURITIES
	(Cost $186,696)	189,502

NUMBER OF
SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (10.7%)
	Consumer Staples (0.5%)
1,650	Tyson Foods, Inc.
	4.750%	121,902

	Energy (0.7%)
2,260	Hess Corp.^
	8.000%	171,263

	Financials (3.5%)
4,550	Affiliated Managers Group, Inc.
	5.150%	249,681
	American Tower Corp.
2,000	5.250%	225,000
350	5.500%	39,312
2,000	Crown Castle International Corp.
	4.500%	242,210

NUMBER OF
SHARES		VALUE
1,270	Mandatory Exchangeable Trust*
	5.750%	$ 129,839
		886,042

	Health Care (2.5%)
515	Allergan, PLC
	5.500%	429,314
4,210	Anthem, Inc.
	5.250%	188,313
		617,627

	Industrials (0.8%)
1,830	Stanley Black & Decker, Inc.
	6.250%	212,463

	Telecommunication Services (0.7%)
2,300	T-Mobile USA, Inc.
	5.500%	169,257

	Utilities (2.0%)
2,800	Dominion Resources, Inc.
	6.375%	145,152
2,800	Exelon Corp.
	6.500%	138,152
3,437	NextEra Energy, Inc.~
	6.371%	222,649
		505,953

	TOTAL CONVERTIBLE
	PREFERRED STOCKS
	(Cost $2,485,507)	2,684,507

COMMON STOCKS (61.4%)
	Consumer Discretionary (7.6%)
505	Amazon.com, Inc.#	361,388
3,175	Comcast Corp. - Class A	206,978
2,655	Home Depot, Inc.	339,017
1,685	Lowe’s Companies, Inc.	133,401
4,016	Newell Rubbermaid, Inc.	195,057
2,335	Nike, Inc. - Class B	128,892
5,480	Starbucks Corp.	313,018
2,150	Walt Disney Company	210,313
		1,888,064

	Consumer Staples (8.3%)
9,154	Coca-Cola Company	414,951
2,125	Costco Wholesale Corp.	333,710
6,500	Mondelez International, Inc. - Class A	295,815
2,925	PepsiCo, Inc.	309,875
1,550	Philip Morris International, Inc.	157,666
3,635	Procter & Gamble Company	307,775
3,000	Walgreens Boots Alliance, Inc.	249,810
		2,069,602

10 CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  June 30, 2016 (Unaudited)

NUMBER OF
SHARES		VALUE

	Energy (4.3%)
1,525	Anadarko Petroleum Corp.~	$81,206
1,175	Chevron Corp.	123,175
1,200	EOG Resources, Inc.~	100,104
4,750	Exxon Mobil Corp.	445,265
2,510	Occidental Petroleum Corp.	189,656
1,665	Schlumberger, Ltd.	131,668
		1,071,074

	Financials (9.5%)
5,945	American International Group, Inc.	314,431
3,200	Bank of New York Mellon Corp.	124,320
8,600	Citigroup, Inc.	364,554
665	Intercontinental Exchange, Inc.	170,213
10,165	JPMorgan Chase & Company	631,653
5,154	MetLife, Inc.	205,284
11,800	Wells Fargo & Company	558,494
		2,368,949

	Health Care (9.4%)
785	Alexion Pharmaceuticals, Inc.#	91,657
1,960	Celgene Corp.#	193,315
1,825	Gilead Sciences, Inc.	152,241
3,900	Johnson & Johnson	473,070
1,500	Medtronic, PLC	130,155
4,395	Merck & Company, Inc.	253,196
8,275	Pfizer, Inc.	291,363
2,325	Stryker Corp.	278,605
965	UnitedHealth Group, Inc.	136,258
2,935	Zimmer Biomet Holdings, Inc.	353,315
		2,353,175

	Industrials (8.6%)
610	3M Company~	106,823
980	Boeing Company	127,273
4,000	CSX Corp.~	104,320
3,850	Delta Air Lines, Inc.	140,255
2,475	Eaton Corp., PLC	147,832
12,800	General Electric Company	402,944
2,550	Honeywell International, Inc.	296,616
515	Lockheed Martin Corp.	127,808
590	Northrop Grumman Corp.	131,145
1,400	Union Pacific Corp.	122,150
2,850	United Parcel Service, Inc. - Class B	307,002
1,359	United Technologies Corp.	139,365
		2,153,533

	Information Technology (11.9%)
2,100	Accenture, PLC - Class A	237,909
810	Alphabet, Inc. - Class A#	569,859
9,235	Apple, Inc.	882,866

NUMBER OF
SHARES		VALUE
1,900	Facebook, Inc. - Class A#	$ 217,132
894	Lam Research Corp.	75,150
2,865	MasterCard, Inc. - Class A	252,292
11,850	Microsoft Corp.	606,364
2,350	QUALCOMM, Inc.	125,890
		2,967,462

	Telecommunication Services (1.3%)
2,950	AT&T, Inc.	127,470
3,475	Verizon Communications, Inc.	194,044
		321,514

	Utilities (0.5%)
1,057	NextEra Energy, Inc.	137,833
	TOTAL COMMON STOCKS
	(Cost $12,898,538)	15,331,206
NUMBER OF
CONTRACTS		VALUE
PURCHASED OPTION (0.0%) #
	Other (0.0%)
6	S&P 500 Index
	Put, 07/29/16, Strike $2,010.00
	(Cost $21,618)	6,480
NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENT (4.4%)
1,097,246	Fidelity Prime Money Market Fund -
	Institutional Class
	(Cost $1,097,246)	1,097,246
NUMBER OF
SHARES/
PRINCIPAL
AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.9%)
	Federal Home Loan Bank Discount Notes
45,912	0.000%, 07/22/16	45,912
36,725	0.000%, 07/18/16	36,725
22,955	0.000%, 08/18/16	22,955
40,436	Fidelity Prime Money Market Fund -
	Institutional Class	40,436
32,969	Goldman Sachs Financial Square Fund	32,969
31,408	Morgan Stanley Institutional Liquidity Fund	31,408
10,445	U.S. Treasury Note
	1.750%, 10/31/20	10,445
	TOTAL INVESTMENT OF CASH
	COLLATERAL FOR SECURITIES
	LOANED
	(Cost $220,850)	220,850

See accompanying Notes to Schedule of Investments	11

Schedule of Investments  June 30, 2016 (Unaudited)

NUMBER OF
SHARES/
PRINCIPAL
AMOUNT	VALUE
TOTAL INVESTMENTS (100.8%)
(Cost $22,339,553)	$ 25,196,057

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.9%)	(220,850)

OTHER ASSETS, LESS LIABILITIES (0.1%)	10,220

NET ASSETS (100.0%)	$ 24,985,427

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	European Monetary Unit	07/21/16	14,000	15,545	(9)
UBS AG	European Monetary Unit	07/21/16	5,000	5,552	(120)
					$(129)

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
JPMorgan Chase Bank N.A.	European Monetary Unit	07/21/16	4,000	4,441	(74)
Northern Trust Company	European Monetary Unit	07/21/16	101,000	112,149	1,973
JPMorgan Chase Bank N.A.	Japanese Yen	07/21/16	78,000	756	(22)
					$1,877

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
‡	Variable rate or step bond security. The rate shown is the rate in effect at June 30, 2016.
^	Security, or portion of security, is on loan.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Portfolio. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $457,233.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATION

EUR  European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

12 CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities  June 30, 2016 (Unaudited)

ASSETS
Investments in securities, at value (cost $22,339,553)	$25,196,057
Cash with custodian (interest bearing)	2,817
Unrealized appreciation on forward foreign currency contracts	2,349
Receivables:
Accrued interest and dividends	54,723
Investments sold	17,309
Portfolio shares sold	1,292
Prepaid expenses	2,061
Other assets	91,070
Total assets	25,367,678
LIABILITIES
Collateral for securities loaned	220,850
Unrealized depreciation on forward foreign currency contracts	601
Payables:
Investments purchased	2,421
Portfolio shares redeemed	8,277
Affiliates:
Investment advisory fees	15,448
Deferred compensation to trustees	91,070
Financial accounting fees	239
Trustees’ fees and officer compensation	2,945
Other accounts payable and accrued liabilities	40,400
Total liabilities	382,251
NET ASSETS	$24,985,427
COMPOSITION OF NET ASSETS
Paid in capital	$22,130,030
Undistributed net investment income (loss)	(199,378)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	196,523
Unrealized appreciation (depreciation) of investments and foreign currency translations	2,858,252
NET ASSETS	$24,985,427
Shares outstanding (no par value; unlimited number of shares authorized)	1,780,431
Net asset value and redemption price per share	$14.03

See accompanying Notes to Financial Statements	13

Statement of Operations  Six Months Ended June 30, 2016 (Unaudited)

INVESTMENT INCOME
Interest	$97,809
Dividends	226,168
Securities lending income	234
Total investment income	324,211

EXPENSES
Investment advisory fees	93,374
Audit fees	28,009
Legal fees	26,993
Printing and mailing fees	15,440
Accounting fees	7,775
Trustees’ fees and officer compensation	6,818
Transfer agent fees	4,130
Custodian fees	1,887
Financial accounting fees	1,446
Other	12,175
Total expenses	198,047
NET INVESTMENT INCOME (LOSS)	126,164

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	529,236
Purchased options	(2,319)
Foreign currency transactions	704
Written options	31,059
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(582,082)
Purchased options	(15,138)
Foreign currency translations	(103)
NET GAIN (LOSS)	(38,643)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$87,521

14 CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED JUNE 30, 2016	YEAR ENDED DECEMBER 31, 2015
OPERATIONS
Net investment income (loss)	$126,164	$368,582
Net realized gain (loss)	558,680	577,711
Change in unrealized appreciation/(depreciation)	(597,323)	(617,208)
Net increase (decrease) in net assets resulting from operations	87,521	329,085

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(143,697)	(732,340)
Net realized gains	(48,173)	(1,041,589)
Total distributions	(191,870)	(1,773,929)

CAPITAL SHARE TRANSACTIONS
Issued	1,038,862	1,790,518
Issued in reinvestment of distributions	191,870	1,773,929
Redeemed	(2,423,843)	(3,584,579)
Net increase (decrease) in net assets from capital share transactions	(1,193,111)	(20,132)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,297,460)	(1,464,976)

NET ASSETS
Beginning of period	$26,282,887	$27,747,863
End of period	24,985,427	26,282,887
Undistributed net investment income (loss)	$(199,378)	$(181,845)

CAPITAL SHARE TRANSACTIONS
Shares issued	75,677	122,277
Shares issued in reinvestment of distributions	13,898	122,803
Shares redeemed	(176,908)	(243,851)
Net increase (decrease) in capital shares outstanding	(87,333)	1,229

See accompanying Notes to Financial Statements	15

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio(s):

Portfolio Valuation. The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market

16     CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of June 30, 2016. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2012-2015 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Notes to Financial Statements (Unaudited)

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the period the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $91,070 is included in “Other assets” on the Statement of Assets and Liabilities at June 30, 2016. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at June 30, 2016.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended June 30, 2016 were as follows:

Cost of purchases	$ 3,216,658
Proceeds from sales	4,173,092

The following information is presented on a federal income tax basis as of June 30, 2016. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

18     CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The cost basis of investments (excluding Investments of Collateral for Securities on Loan) for federal income tax purposes at June 30, 2016 was as follows:

Cost basis of investments	$22,388,120
Gross unrealized appreciation	3,459,885
Gross unrealized depreciation	(651,948)
Net unrealized appreciation (depreciation)	$2,807,937

Note 4 – Income Taxes

The tax character of distributions for the period ended June 30, 2016 will be determined at the end of the Portfolio’s current fiscal year.

Distributions for the year ended December 31, 2015 were characterized for federal income tax purposes as follows:

YEAR ENDED DECEMBER 31, 2015
Distributions paid from:
Ordinary income	$932,337
Long-term capital gains	841,592

As of December 31, 2015, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$28,677
Undistributed capital gains	48,173
Total undistributed earnings	76,850
Accumulated capital and other losses	—
Net unrealized gains/(losses)	2,985,054
Total accumulated earnings/(losses)	3,061,904
Other	(102,158)
Paid-in-capital	23,323,141
Net assets applicable to common shareholders	$26,282,887

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. As of June 30, 2016, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Notes to Financial Statements (Unaudited)

Equity Risk. The Portfolio engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of June 30, 2016, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the period ended June 30, 2016, the Portfolio had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at December 31, 2015	—	$—
Option written	33	38,563
Options closed	(17)	(29,958)
Options exercised	—	—
Options expired	(16)	(8,605)
Options outstanding at June 30, 2016	—	$—

As of June 30, 2016, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts (1)	$ 2,349	$601
Purchased Options (2)	6,480	—
	$ 8,829	$601

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Options purchased is investments in securities, at value.

20     CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of June 30, 2016:

	GROSS AMOUNTS NOT OFFSET
	IN THE STATEMENT OF ASSETS AND LIABILITIES
					NET AMOUNT	NET AMOUNT
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES				RECEIVABLE	PAYABLE IN
				COLLATERAL	IN THE EVENT	THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Citibank N.A.	ISDA	$—	$9	$—	$—	$9
JPMorgan Chase Bank N.A.	ISDA	89	185	—	—	96
Northern Trust Company	ISDA	2,260	287	—	1,973	—
UBS AG	ISDA	—	120	—	—	120
		$2,349	$601	$—	$1,973	$225

For the period ended June 30, 2016, the volume of derivative activity for the Portfolio is reflected below:*

VOLUME
Forward foreign currency contracts	$34,657
Purchased options	12
Written options	33

* Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset and the value of the collateral as a liability on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At June 30, 2016, the Portfolio held securities valued at $219,673 that were on loan to broker-dealers and banks, which is reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The Portfolio also held collateral in short term investments of $220,850 ($96,850 for equities and $124,000 for fixed income securities) and reflected a corresponding liability for such collateral of $220,850.

Notes to Financial Statements (Unaudited)

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$4,210,045	$ —	$4,210,045
Corporate Bonds	—	1,456,221	—	1,456,221
U.S. Government & Agency Securities	—	189,502	—	189,502
Convertible Preferred Stocks	2,304,987	379,520	—	2,684,507
Common Stocks U.S.	15,331,206	—	—	15,331,206
Purchased Option	6,480	—	—	6,480
Short Term Investment	1,097,246	—	—	1,097,246
Investment of Cash Collateral For Securities Loaned	104,813	116,037	—	220,850
Forward Foreign Currency Contracts	—	2,349	—	2,349
Total	$18,844,732	$6,353,674	$ —	$25,198,406
Liabilities:
Forward Foreign Currency Contracts	$—	$601	$ —	$601
Total	$—	$601	$ —	$601

22     CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.07		$14.87	$15.48	$14.07	$13.41	$13.88
Income from investment operations:
Net investment income (loss)(a)	0.07		0.20	0.20	0.20	0.21	0.18
Net realized and unrealized gain (loss)	0.00	(b)	(0.03)	0.84	2.09	0.92	(0.44)
Total from investment operations	0.07		0.17	1.04	2.29	1.13	(0.26)
Less distributions to common shareholders from:
Net investment income	(0.08)		(0.40)	(0.15)	(0.17)	(0.29)	(0.21)
Net realized gains	(0.03)		(0.57)	(1.50)	(0.71)	(0.18)	–
Total distributions	(0.11)		(0.97)	(1.65)	(0.88)	(0.47)	(0.21)
Net asset value, end of period	$14.03		$14.07	$14.87	$15.48	$14.07	$13.41
Total investment return based on:
Net asset value(c)	0.48%		1.12%	6.84%	16.40%	8.43%	(1.87)%
Net assets, end of period (000)	$24,985		$26,283	$27,748	$28,171	$26,645	$25,105
Ratios to average net assets applicable to common shareholders:
Net expenses	1.59%	(d)	1.46%	1.41%	1.39%	1.35%	1.41%
Net investment income (loss)	1.01%	(d)	1.36%	1.26%	1.37%	1.46%	1.27%
Portfolio turnover rate	13.5%		21.4%	47.6%	63.8%	44.1%	55.9%

(a)	Net investment income allocated based on average shares method.

(b)	Amount is less than $0.005 per common share.

(c)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

(d)	Annualized.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calamos Advisors Trust

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisors Trust (the “Trust”), comprised solely of the Calamos Growth and Income Portfolio (the “Portfolio”), as of June 30, 2016, and the related interim statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Portfolio for the year ended December 31, 2015 and the financial highlights for each of the five years in the period then ended, and in our report dated February 4, 2016, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

This report is intended solely for the information and use of the management and Board of Trustees of Calamos Investment Trust and is not intended to be and should not be used by anyone other than these specified parties.

Chicago, Illinois
August 22, 2016

24     CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2016, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the unaudited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after March 31, 2016, updated performance data for the most recently completed calendar quarter.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2016 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments LLC.
KCLSAN 2146 2016

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics — Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 22, 2016

By:	/s/ Thomas Herman
Name:	Thomas Herman
Title:	Principal Financial Officer
Date:	August 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 22, 2016

By:	/s/ Thomas Herman
Name:	Thomas Herman
Title:	Principal Financial Officer
Date:	August 22, 2016